Exhibit 10.14
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       SIMTEK/AMKOR TECHNOLOGY DEVELOPMENT, LICENSE AND PRODUCT AGREEMENT

This Agreement is made and entered into as of the Effective Date by and between Simtek and AMKOR, based on the terms defined below.

Whereas, AMKOR and Simtek have expertise in the design, development, and production of semiconductor products and semiconductor manufacturing processes;

Whereas, Simtek has designed nonvolatile static RAMs and related nonvolatile technology for semiconductor memory products;

Whereas, AMKOR has a modern wafer semiconductor fabrication facility which is capable of manufacturing semiconductor products of 0.25 micron design, and below;

Whereas, Simtek and AMKOR wish to cooperatively use their joint resources to develop Joint Technical Information with the capability of, but not necessarily restricted to manufacturing 0.25 micron semiconductor products, including certain nonvolatile products of Simtek;

Whereas, AMKOR wishes to manufacture semiconductor products of Simtek at an AMKOR Affiliate Facility for sale to Simtek;

Whereas, AMKOR also wishes to utilize the Joint Technical Information to manufacture semiconductor products other than those of Simtek; and

Whereas, Simtek wishes to obtain, through AMKOR, a manufacturing source for fabricating Simtek nonvolatile products with a capability of but not necessarily restricted to 0.25 micron designs and to obtain a process flow with a capability of but not necessarily restricted to a 0.25 micron designs for use at Simtek;

NOW THEREFORE, in consideration of the premises and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1. DEFINITIONS

As used in this Agreement and the Exhibits hereto, unless the context indicates otherwise, the following terms shall have the following meanings:

1.1 "Agreement" shall mean this Development, License and Product Agreement, together with all Exhibits hereto, between Simtek and AMKOR, as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

1.2 "AMKOR" shall mean AMKOR Technology, Inc., a Delaware corporation, having a place of business at 1345 Enterprise Drive, West Chester, Pennsylvania 19380.


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1.3 "Simtek" shall mean Simtek  Corporation,  a Colorado  corporation,  having a place of business at 4250 Buckingham Drive, Colorado Springs, Colorado 80907.

1.4 "Affiliate" in the case of AMKOR shall mean a corporation, partnership, joint venture, association, business trust or similar entity (a) which is controlled, directly or indirectly, by AMKOR; or (b) in which a majority of the members of the directing body are also members of the Board of Directors or equivalent of AMKOR. For the purposes of this definition, control means with respect to: (a) a corporation having stock, the ownership, directly or indirectly, of more than fifty percent (50%) of the securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or persons performing similar functions) of such corporation; or, (b) any other entity, the power to direct the management of such entity through the ownership of at least a majority of its voting securities or the right to designate or elect at least a majority of the members of its directing body by contract or otherwise.

1.5 "Affiliate" in the case of Simtek shall mean a corporation, partnership, joint venture, association, business trust or similar entity (a) which is controlled, directly or indirectly, by Simtek; or (b) in which a majority of the members of the directing body are also members of the Board of Directors or equivalent of Simtek. For the purposes of this definition, control means with respect to: (a) a corporation having stock, the ownership, directly or indirectly, of more than fifty percent (50%) of the securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or persons performing similar functions) of such corporation; or, (b) any other entity, the power to direct the management of such entity through the ownership of at least a majority of its voting securities or the right to designate or elect at least a majority of the members of its directing body by contract or otherwise.

1.6 "Party" in the case of AMKOR shall mean AMKOR and its affiliates and in the case of Simtek shall mean Simtek.

1.7 "Third Party" shall mean an entity other than AMKOR or Simtek, which is not an Affiliate of either AMKOR or Simtek.

1.8 "Facility" in the case of Simtek shall mean its offices and laboratories in Colorado Springs, Colorado, and in the case of AMKOR shall mean its offices and manufacturing operations worldwide or its Affiliate in Bucheon, Korea, as appropriate for the function being addressed.

1.9 "AMKOR Technical Information" shall mean information which was acquired or developed by AMKOR or AMKOR's Affiliate, prior to the Effective Date or which was acquired by or developed by or for AMKOR or AMKOR's Affiliate, without access to or use of the Joint Technical Information or the Simtek Technical Information during the term of this Agreement and which is subject to a right of AMKOR or AMKOR's Affiliate, to use and license to Simtek and Third Parties. AMKOR Technical Information shall also include all modifications to the AMKOR Technical Information (but not to the Joint Technical Information) made by AMKOR, or AMKOR's Affiliate, Simtek or licensees and sublicensees of Simtek from the Effective Date until SONOS process qualification. Modifications to the AMKOR Technical Information made by Simtek, AMKOR, or AMKOR's Affiliate, or a licensee or sublicensee of Simtek or AMKOR, or AMKOR's Affiliate, after SONOS process qualification, shall be considered Updates.



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1.10 "Simtek Technical Information" shall mean information which was acquired or developed by Simtek prior to the Effective Date or which was acquired by or developed by or for Simtek without access to or use of the Joint Technical Information or the AMKOR Technical Information during the term of this Agreement and which is subject to a right of Simtek to use and license to AMKOR, or AMKOR's Affiliate, and Third Parties. Simtek Technical Information shall also include the Simtek Design Module, and all modifications to the Simtek Design Module, and the Simtek Technical Information (but not to the Joint Technical Information) made by Simtek, AMKOR, or AMKOR's Affiliate, or licensees and sublicensees of AMKOR, or AMKOR's Affiliate, from the Effective Date until SONOS process qualification. Modifications to the Simtek Technical Information made by Simtek, AMKOR, or AMKOR's Affiliate, or a licensee or sublicensee of Simtek or AMKOR, or AMKOR's Affiliate, after SONOS process qualification, shall be considered Updates.

1.11 "nvSRAM Product" shall mean any or all densities of nonvolatile static RAMs in fully packaged form.

1.12 "nvSRAM Wafers" shall mean any or all densities of nonvolatile static RAMs in die or wafer form.

1.13 "SONOS FLASH Product" shall mean any or all densities of FLASH products in fully packaged form.

1.14 "SONOS FLASH Wafers" shall mean any and all densities of FLASH in die or wafer form.

1.15 "Simtek Design Module" shall mean the process steps and information pertaining to the process steps developed jointly or individually by Simtek or AMKOR, or AMKOR's Affiliate, under this Agreement which defines, pertains to and/or is useful for the implementation of Simtek's nonvolatile technology and high voltage programming technology in nonvolatile semiconductor products (including the nvSRAM Products, nvSRAM Wafers, SONOS FLASH Products and SONOS FLASH wafers) at any design scale or programming voltage. The Parties may develop the Simtek Design Module jointly during the development of the Joint Technical Information under this Agreement. Simtek Design Module shall also include all modifications to the Simtek Design Module made by Simtek, AMKOR, or AMKOR's Affiliate, or licensees and sublicensees of Simtek. The Simtek Design Module shall be part of the Simtek Technical Information.

1.16 "Joint Technical Information" shall mean information which is not Simtek Technical Information or AMKOR Technical Information which AMKOR, or AMKOR's Affiliate, and Simtek develop jointly under this Agreement, excluding the Simtek Design Module. Joint Technical Information shall also include all modifications to the Joint Technical Information made by Simtek or AMKOR, or AMKOR's Affiliate, from the Effective Date until SONOS process qualification. Modifications to the Joint Technical Information made by Simtek, AMKOR, or AMKOR's Affiliate, or a licensee or sublicensee of Simtek or AMKOR, or AMKOR's Affiliate, after SONOS process qualification, shall be considered Updates.



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1.17 "Nonvolatile Process Flow" shall mean the Joint Technical Information,  the
Simtek Technical Information (including the Simtek Design Module) and the AMKOR Technical Information, which is necessary or useful in manufacturing the nvSRAM Wafers or SONOS FLASH Wafers or any other nonvolatile semiconductor memory product in a form which offers the capability of, but is not necessarily restricted to, a 0.25 micron design. Nonvolatile Process Flow shall also include all modifications to the Nonvolatile Process Flow made by Simtek or AMKOR, or AMKOR's Affiliate, from the Effective Date until SONOS process qualification. Modifications to the Nonvolatile Process Flow made by Simtek, AMKOR, or AMKOR's
Affiliate,   or  a  licensee  or  sublicensee  of  Simtek  after  SONOS  process qualification, shall be considered Updates.

1.18 "Joint Process Flow" shall mean the Nonvolatile Process Flow excluding the Simtek Design Module, which may be useful in the manufacture of any semiconductor product with a capability of, but not necessarily restricted to, a 0.25-micron design. Joint Process Flow shall also include all modifications to the Joint Process Flow made by Simtek or AMKOR, or AMKOR's Affiliate, from the Effective Date until SONOS process qualification. Modifications to the Joint Process Flow made by Simtek, AMKOR, or AMKOR's Affiliate, or a licensee or sublicensee of Simtek or AMKOR, or AMKOR's Affiliate after SONOS process qualification, shall be considered Updates.

1.19 "Proprietary Right" shall mean any and all Letters, Patents, patent applications, mask work rights, copyrights, trade secrets, know-how and/or other recognized legal principles and their equivalents throughout the World, including without limitation, design patents, utility models, registrations, certificates of utility, continuations, continuations in part, and divisions, under which the Parties have rights without royalty and non-disclosure obligations to Third Parties and which are required or necessary to practice the grant of the rights and licenses under this Agreement, and/or which result from the development of the Joint Technical Information and the Simtek Module and modifications of the Technical Information of each Party, under this Agreement, but not including trademarks and trade names.

1.20 "Technical Information" shall mean in the case of Simtek, the Simtek Technical Information; in the case of AMKOR, or AMKOR's Affiliate, the AMKOR
Technical Information; and in the case of the Parties jointly, the Joint Technical Information.

1.21 "Updates" shall mean modifications made, for whatever purpose, to the Joint Technical Information made by Simtek, AMKOR, or AMKOR's Affiliate, or licensees or sublicensees of Simtek or AMKOR, or AMKOR's Affiliate, after SONOS process qualification, or to the Simtek Technical Information made by AMKOR, or AMKOR's Affiliate, or licensees or sublicensees of AMKOR, or AMKOR's Affiliate, after SONOS process qualification, or to the AMKOR Technical Information made by Simtek or licensees or sublicensees of Simtek after SONOS process qualification.

1.22 "Effective Date" shall mean the date that this Agreement is signed by the later-signing Party.

1.23 "Confidential Information" shall mean any information which is not generally known to the public, but shall not include any information which the Party receiving the information establishes: (a) is known to the receiving Party at the time of receipt, or (b) is properly obtained by the receiving Party any time thereafter from some source (other than directly or indirectly from the disclosing Party) without any restriction of confidentiality, or (c) is or became generally publicly known through no act of the receiving Party in


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violation of any provision of the Agreement,  or (d) is independently  developed by the receiving Party without access to or use of the other Party's information provided under this Agreement. Information shall be considered Confidential Information so long as and to the extent that such has been indicated in writing or by facsimile to be "confidential" or is actually marked as "confidential" upon receipt, or if disclosed orally, is confirmed as being "confidential" by the disclosing Party in writing or facsimile within fourteen (14) days following oral disclosure.


SECTION 2.  DEVELOPMENT

2.1 Joint Development. Simtek and AMKOR, or AMKOR's Affiliate, will each use commercially reasonable efforts to cooperatively and jointly develop the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information.

2.2 Simtek Disclosure. Simtek will disclose to AMKOR, or AMKOR's Affiliate, any Simtek Technical Information that is reasonably necessary to obtain the performance contemplated under Section 2.1.

2.3 AMKOR Disclosure.  AMKOR, or AMKOR's Affiliate,  will disclose to Simtek any
AMKOR  Technical   Information  that  is  reasonably  necessary  to  obtain  the performance contemplated under Section 2.1.

2.4 Full Disclosure. Simtek and AMKOR, or AMKOR's Affiliate, shall fully disclose to each other all relevant information and knowledge pertinent to the development of the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information during the term of this Agreement. Each Party shall fully and promptly disclose any limitations known to exist in the.

Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information to the other Party in writing

2.5 Access to AMKOR, or AMKOR's Affiliate Facilities. AMKOR, or AMKOR's Affiliate, will give Simtek and its actual or prospective licensees and sublicensees, reasonable access to its Facilities for the purposes of observing and evaluating the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information, consistent with operations considerations upon proper notice.

2.6 Access to Simtek Facility. Simtek will give AMKOR, or AMKOR's Affiliate, and its actual or prospective licensees and sublicensees, reasonable access to its Facility for the purposes of observing and evaluating the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information, consistent with operations considerations upon proper notice.


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SECTION 3.  OWNERSHIP

3.1 AMKOR Technical Information. AMKOR shall be the sole owner of the AMKOR Technical Information.

3.2 Simtek Technical Information. Simtek shall be the sole owner of the Simtek Technical Information.

3.3 Joint Technical Information. Simtek and AMKOR shall jointly own the Joint Technical Information that is developed under this Agreement.

3.4 Simtek Design Module. Simtek shall be the sole owner of the Simtek Design Module, even though the Simtek Design Module may be developed by Simtek, AMKOR, or AMKOR's Affiliate, or jointly by the Parties under this Agreement.

3.5 Sole Proprietary Rights. Each Party shall have the right to apply for and secure all forms of Proprietary Rights on any and all of that Party's Technical Information. Each Party hereby agrees to assist, cooperate with and to assign to the other Party those rights that it may possess in order to effectuate the ownership of the AMKOR, Simtek and Joint Technical Information as provided herein.

3.6 Joint Proprietary Rights. Both Parties shall apply for and secure all forms of Proprietary Rights on any and all of the Joint Technical Information. Both Parties shall agree on any applicable type of Proprietary Rights to be secured on the Joint Technical Information. To the extent that Proprietary Rights are secured, both Parties shall jointly own such Proprietary Rights. If the Parties are unable to agree on the applicable type(s) of Proprietary Rights to be secured for the Joint Technical Information, the Parties shall jointly apply for utility patents on that part or parts of the Joint Technical Information to which a joint agreement cannot be reached. Each Party hereby agrees to assist, cooperate with and to assign to both Parties jointly those rights that it may possess in the Joint Technical Information in order to effectuate the ownership of the Joint Technical Information as provided herein. Each Party shall share equally the costs associated with securing utility patents as provided herein except to the extent that any one Party elects to relinquish its rights under this Section 3.6 to any utility patents, in which case the other Party shall solely own the rights which the one Party has relinquished and shall solely bear the costs associated with such solely owned utility patents.

3.7 Updates. The Party making Updates shall be the sole owner of those Updates made by such Party.

SECTION 4. LICENSE AND USE RIGHTS

4.1 Joint Process Flow and Joint Technical Information. Simtek and AMKOR shall each have the non-exclusive, world-wide right and license, to use, to have used, and to sublicense the use of the Joint Process Flow and the Joint Technical Information and the jointly owned Proprietary Rights, in order to manufacture and to have manufactured any semiconductor product, without permission of or


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restriction by the other Party,  subject to the requirements of Section 5. [Each
Party shall further have those rights necessary under the other Party's Technical Information and Proprietary Rights to enable that Party to use, to have used and to sublicense the use of the Joint Process Flow and the Joint Technical Information under the provisions of this Section 4.1. Any licenses and sublicenses granted to Third Parties under this Section 4.1 shall be no less restrictive of the rights of either Party than those restrictions contained in this Agreement.]

4.2 nvSRAM Product and nvSRAM Wafers. AMKOR is hereby granted the non-exclusive, worldwide right and license to manufacture and sell, exclusively to Simtek, the nvSRAM Product and the nvSRAM Wafers, including the right to use the Nonvolatile Process Flow to manufacture the nvSRAM Product and the nvSRAM Wafers.

4.3 SONOS FLASH Product and SONOS FLASH Wafers. AMKOR is hereby granted the non-exclusive, world-wide right and license to manufacture and sell, exclusively to Simtek, the SONOS FLASH Product and the SONOS FLASH Wafers, including the right to use the Nonvolatile Process Flow to manufacture the SONOS FLASH Product and the SONOS FLASH Wafers.

4.4 AMKOR Technical Information and Proprietary Rights. AMKOR shall have the right to utilize, license or sublicense any AMKOR Technical Information and AMKOR Proprietary Rights without restriction under this Agreement. Simtek shall have the right to use the AMKOR Technical Information and the AMKOR Proprietary Rights reasonably necessary to develop the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information as described in Section 2 hereof, but Simtek shall have no right or license under this Agreement with respect to any AMKOR Technical Information or AMKOR Proprietary Rights except as may be necessary to exercise Simtek's right and license granted under Sections 4.1 and 4.9.

4.5 Simtek Technical Information and Proprietary Rights. Simtek shall have the right to utilize, license or sublicense any Simtek Technical Information and Simtek Proprietary Rights without restriction under this Agreement. AMKOR shall have the right to use the Simtek Technical Information and the Simtek Proprietary Rights reasonably necessary to develop the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information as described in Section 2 hereof, but AMKOR shall have no right or license under this Agreement with respect to any Simtek Technical Information or Simtek Proprietary Rights except as may be necessary to exercise AMKOR's right and license granted under Sections 4.1, 4.2 and 4.3.

4.6 No Unreasonable Restrictions. Neither Simtek nor AMKOR shall unreasonably refuse to license its own Technical Information or its own Proprietary Rights to any Third Party licensee or sublicensee of the other Party, when such licensee or sublicensee reasonably requires such a specific license to such rights as an adjunct to a license or sublicense granted to it under Sections 4.1 and 4.9.

4.7 Request for License. Upon written request and reasonable advance notice from Simtek and AMKOR or AMKOR's customer, AMKOR, will commence good faith negotiations and use commercially reasonable efforts to reach an agreement containing reasonable terms and conditions for a license and grant to AMKOR or


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AMKOR's customer,  of rights to manufacture  (stat) any product beyond the scope of this Agreement. A product as defined in this Section 4.7 shall be a semiconductor product which uses AMKOR or AMKOR's customer designs, along with Simtek Technical Information, for embedded SONOS technologies only, which AMKOR or AMKOR's customer intends to sell, and which are not competitive with any of the Simtek products offered for sale to Third Parties.

4.8 Updates. AMKOR and Simtek are both hereby granted the non-exclusive, royalty-free, world-wide right and license to use and sublicense Updates in conjunction with the use of the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information in accordance with each Party's respective rights and licenses as provided under Sections 4.1, 4.2, 4.3 and 4.9 during the term of this Agreement.

4.9 Simtek Design Module. Simtek shall have and retain, and AMKOR hereby acknowledges Simtek to have and retain, the exclusive, worldwide right and license, to use, to have used, and to sublicense the use of the Simtek Design Module. Simtek shall also have the non-exclusive right and license under the AMKOR Technical Information and any AMKOR Proprietary Rights pertinent to the Nonvolatile Process Flow and to the Simtek Design Module, to exercise its rights under this Section 4.9 in order to manufacture, have manufactured, use, sell and design any semiconductor product using the Nonvolatile Process Flow. Simtek is hereby granted the non-exclusive, royalty-free, worldwide right and license to use, have used and to sublicense Updates to the Nonvolatile Process Flow and the Simtek Design Module during the term of this Agreement.

4.10 Rights to Manufacture Joint Process Flow. Amkor may manufacture and sell products that utilize the Joint Process Flow without any obligation to Simtek, provided the products do not utilize any Simtek memory cells and related circuits implemented by Simtek. These circuit designs and layouts remain the property of Simtek and may not be offered for use to other parties without Simtek's explicit authorization.


SECTION 5. CONSIDERATION

5.1 Costs. Except as otherwise specifically set forth in this Agreement, AMKOR and Simtek shall each bear their own costs and expenses connected with (a) the development of the Nonvolatile Process Flow, the Joint Process Flow, the Simtek Design Module and the Joint Technical Information as provided in Section 2, (b) the testing of Wafers, (c) the initial bona fide attempt to qualify any one or ones of the nonvolatile static RAM products and any one or ones of the SONOS FLASH products. Notwithstanding the above, the Parties will assume responsibility for certain costs as follows:

     (a) Simtek will be responsible for purchases of reticles through the integration of the SONOS development process.

     (b) Simtek will be responsible for in-house hardware required to test and evaluate the test chips and Simtek designed products (e.g.: probe cards, test fixtures, etc.)


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     (c)  Amkor will be responsible for its own fixed plant and baseline process equipment, in-house engineering staff and prototype development lot costs, up to its variable cost.

5.2 Royalty for memory cells and related circuits. Simtek will negotiate in good faith with Amkor and/or Amkor affiliates and customers for use of Simtek memory cells and related circuits in applications that are not directly competitive with Simtek standard products.

5.3 Simtek Purchase of Products. Simtek agrees to purchase from AMKOR on the basis of written purchase orders, as defined by Amkor's Manufacturing Services Agreement ("MSA")(a form of which is set forth as Appendix A, and incorporated herein by reference), and AMKOR agrees to manufacture, wafers processed using the nonvolatile process flow defined in this agreement.

5.4 Most Favored Customer. AMKOR agrees to sell Wafers to Simtek at prices no less favorable than those terms received by any other person or entity ordering like quantities of like products on substantially the same commercial terms and conditions, at the time of purchase order acceptance by Amkor. 5.5 Installation of Joint Technical Information. Should any Third Party licensee or sublicensee of one Party pay a fee to the one Party for the installation of the Joint Process Flow, the one Party shall pay to the other Party a sum equal to one half of the amount by which such fee exceeds the costs of support labor, time and expenses incurred by the one Party in installing the Joint Process Flow for such Third Party licensee or sublicensee.

SECTION 6.  MANUFACTURING

6.1 Wafers. AMKOR agrees to manufacture Wafers for sale to Simtek under the terms and conditions as set forth in this Agreement and Amkor's MSA.

6.2 Qualification. The Parties agree to use commercially reasonable efforts to jointly seek to qualify each of the products resulting from this joint development in accordance with generally accepted industry standards.

6.3 Product Marking. Each Product and Wafer manufactured or sold by AMKOR under this Agreement shall be marked in conformance with the patent, copyright and mask work laws of the United States, as Simtek directs. Upon written request, Simtek shall modify any such markings as AMKOR may reasonably request but only to the extent that such modifications retain adequate lawful effect in the sole opinion of Simtek as defined in Schedule A.

SECTION 7. DISCLOSURE

7.1 Manner of Disclosure. Disclosure of Technical Information, to the extent that such Technical Information is embodied in documents, shall be made by delivery of two (2) copies. Each Party shall furnish written notice to the other Party that said documents have been received. To the extent that such Technical Information is not embodied in documents, such disclosure shall be made in any other reasonable manner deemed by Simtek and AMKOR, or AMKOR's Affiliate, to be reasonably necessary or desirable. Each Party will demonstrate and explain the practical use and operation of its Technical Information in such appropriate detail as to permit performance hereunder assuming reasonably competent technical skills available to the receiving Party.

7.2 Periodic Disclosure. Each Party shall exchange additional or new Technical Information reasonably necessary to obtain the performance contemplated under this Agreement. Joint Technical Information shall be promptly disclosed and exchanged as it becomes available for internal or external use by Simtek or AMKOR, or AMKOR's Affiliate.

7.3 Confidentiality. To preserve and protect the competitive value of the Confidential Information of the other Party, and to prevent inadvertent or improper disclosure to and/or use by a Third Party of the Confidential
Information of the other Party, each Party shall maintain in confidence and shall not make any disclosure of the other Party's Confidential Information to Third Parties, unless authorized to so by the other Party in writing. However, nothing in this Section 7.3 shall prevent disclosure of a Party's own Confidential Information by that Party.

7.4 Procedures. Each Party shall establish such procedures and perform such acts as the other Party may reasonably request in order to preserve and protect Confidential Information and Trade Secrets of the other Party from improper or inadvertent disclosure. However, this Section 7.4 shall not allow the receiving Party to abide by a standard of care substantially less than the standard of care that the receiving Party applies in protecting its own Confidential Information and trade secrets.

SECTION 8.  TERM AND TERMINATION

8.1 Termination and Initial Term. Either Party may terminate this Agreement without cause upon two (2) years prior written notice to the other party, but absent such termination, this Agreement shall remain in effect for a period of seven (7) years from the Effective Date.

8.2 Extension of Term. The term of this Agreement may be extended by mutual agreement of the Parties in writing obtained six (6) months prior to the expiration of the Agreement.

8.3 Surviving AMKOR nvSRAM and SONOS FLASH License. The rights and licenses granted under Sections 4.2 and 4.3 shall survive and continue subject to the royalty obligations under Sections 5.3, 5.5 and 5.6 after the expiration or termination of this Agreement, except in the case of termination under the two year notice provision of Section 8.1 or material default by AMKOR, until expiration or cessation of all Proprietary Rights underlying such rights and licenses.

8.4 Surviving Joint Licenses. The rights and licenses granted under Section 4.1 shall survive and continue subject to the royalty obligations under Sections 5.2, 5.5 and 5.6 after the expiration or termination of this Agreement, until expiration or cessation of all Proprietary Rights underlying such rights and licenses.

8.5 Confidentiality. The obligations of confidentiality imposed by Section 7.3 on both Parties shall continue until the information is no longer Confidential Information.

8.6 Default. In the event of a material default of this Agreement by a Party hereto, the complaining Party may give the defaulting Party written notice of such default. If such material default is not corrected or a mutually agreed upon plan for correction is not implemented within sixty (60) days after such notice by the complaining Party, this Agreement may be terminated immediately upon further written notice given by the complaining Party.

8.7 Material Default. Material Default under this Agreement shall include, but not be limited to, the following:

(a) A failure of either Party to make payments under Section 5 after commercially reasonable efforts have been applied.

(b) An unreasonable failure of AMKOR to meet quantity and product quality specifications for the nvSRAM Wafers during the Production Phase.

(c) Bankruptcy of either Party.

(d) An unreasonable failure of either Party to disclose material information as required under this Agreement.

(e) A failure of either Party to negotiate as required in Sections 4.7.

(f) An intentional or grossly negligent violation of the requirements of Sections 7.3 and 7.4.

(g) An intentional attempt by one Party to use, misuse, disclose, abridge or license the Confidential Information or Technical Information of the Other Party in contravention of this Agreement.

(h) A failure of a Party to abide by the regulations governing the export of technical data, as described in Section 10.7.

(i) The termination of the operation of the AMKOR, or AMKOR's Affiliate's Facility other than in compliance with Section 8.1.

(j) Any other action in contravention of this Agreement that substantially limits or unreasonably restricts the complaining Party's rights to full performance of the obligations owed it under this Agreement.

8.8 Non-Material Default. The following shall not constitute a material default under this Agreement:

(a) A failure to qualify any one of the products manufactured using the nonvolatile process flow.

(c) An unreasonable failure of AMKOR to meet quantity and product quality specifications for the Wafers.

(d) Any default that is not material under Section 8.7.

(f) Any material default that the Parties subsequently agree in writing to regard as non-material.

8.9 Negotiated Wafer and Die Price. If Simtek and AMKOR are unable to reach agreement on the Negotiated Wafer Price during development and production phases of this agreement the Parties shall have the rights set forth in Section 9.5.

SECTION 9. RIGHTS ON TERMINATION

9.1 No Other Remedies. Simtek and AMKOR have agreed that this Section 9 shall specifically define and limit the rights and remedies of both Parties upon termination of this Agreement, and that no claims for damages, payments or other monetary compensation shall be made by one Party against the other Party unless such claims for compensation are provided for in this Section 9.

9.2 Simtek Default. If Simtek is the Party in material default of this Agreement, AMKOR shall have the right to terminate this Agreement. In addition, AMKOR shall have the right to pursue compensatory damages from Simtek through arbitration as provided in Sections 10.10 and 11.10 and arising out of the default by Simtek of the requirements of Sections 5.4, 7.3 and 7.4.

9.3 AMKOR Default. If AMKOR is the Party in material default of this Agreement, Simtek shall have the right to terminate this Agreement and the license rights granted to AMKOR in Sections 4.2 and 4.3 shall terminate. In addition, Simtek shall have the right to pursue compensatory damages from AMKOR through arbitration as provided in Sections 10.10 and 11.10 arising out of the termination of the operation of the AMKOR Facility, the refusal of AMKOR to manufacture a product of Simtek at the AMKOR Facility under Section 6.1 or 6.2, or the default by AMKOR of the requirements of Sections 7.3 and 7.4.

9.4 Misuse of Information. Should one Party intentionally use, misuse, disclose (unless previously authorized in writing), or otherwise abridge any Confidential Information or the Technical Information of the other Party to the extent that such use, misuse, disclosure or abridgement constitutes a material breach of this Agreement under Section 8.7, the injured Party may seek to enjoin such activities in a court of law, and the prevailing Party shall be entitled to recover its reasonable attorney's fees and costs associated with such action.

9.5 Negotiated Wafer and Die Price. In the event this Agreement is terminated under Section 8.9, Sections 8.3, 8.4 and 8.5 shall apply and neither Party shall have the right to pursue compensatory damages from the other Party.

SECTION 10.  WARRANTIES AND LIMITATIONS

10.1 Simtek. Simtek represents and warrants to AMKOR that the Simtek Technical Information furnished hereunder shall be of the same form as that used by Simtek in its own Facility.

10.2 AMKOR. AMKOR represents and warrants to Simtek that the AMKOR Technical Information furnished hereunder shall be of the same form as that used by AMKOR in its own Facility.

10.3 Authority. Each Party represents and warrants that it has the right and power to enter into this Agreement, to provide and protect their respective Technical Information, to protect the Joint Technical Information, to grant and transfer the respective licenses and rights hereunder, and that there are no known outstanding assignments, grants, licenses, encumbrances, obligations or agreements, whether written or oral or implied, inconsistent with this Agreement.

10.4 Infringement. Nothing contained in this Agreement shall be construed as a warranty or representation that the manufacture, sale, lease, use or other disposition of systems, processes, circuits, devices, software and products, including the AMKOR Technical Information, the Simtek Technical Information, and the Joint Technical Information will be free from infringement of patents, utility models, design patents, copyrights and/or other legal rights of Third Parties.

10.5 Proprietary Rights. Each Party warrants that it will not solely apply to secure Proprietary Rights covering the other Party's Technical Information, or covering the Joint Technical Information without the express written consent of the other Party.

10.6 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise, any right or license except as expressly granted herein.

10.7 U.S. Export Administration Restrictions. Both Parties shall abide by and specifically follow the regulations governing the export of technical data as required by the Export Administration Regulations of the United States Department of Commerce (Title 15, Section 379.4 of the United States Code of Federal Regulations), and the applicable regulations of the Department of State.

10.8 Indemnity. Each party (the "Indemnifying Party") agrees to indemnify, defend and hold harmless the other party (the "Indemnified Party"), its agents and employees, from and against all claims, liability, loss or expense (including death at any time resulting therefrom) sustained by any person or damage to property arising out of, or resulting from, the demonstration of the Joint Technical Information by the Indemnifying Party, the testing of any equipment used to practice the Joint Technical Information by the Indemnifying Party, or otherwise occurring in connection with the sale of nvSRAM Product to Third Parties or in connection with the Agreement by the Indemnifying Party. However, the Indemnifying Party shall not be liable to the Indemnified Party, its agents and employees under this Section 10.8 for any such injury to person, or damage to property arising out of, or resulting from, the acts or omissions of the Indemnified Party, its agents or employees

10.9 Notice of Claims. If either Party is presented with, or has actual notice of, an actual or probable claim or demand against it or the other Party, regardless of whether or not the claim or demand gives or may give rise to liability that is indemnified under Section 10.8, then the Party having such notice shall promptly notify the other Party in writing thereof. Each Party agrees to cooperate with the other Party in the defense of any claims or demands made against the other Party by Third Parties with respect to the subject matter of this Agreement.

10.10 Limitation of Liability. Notwithstanding anything in this Agreement to the contrary, the total liability of either Party on any claim, whether in contract, tort (including negligence, whether sole or concurrent) or otherwise, arising out of, connected with, or resulting from this Agreement, or the design, development, processing, or sale of any product, or the furnishing of any service hereunder, shall not exceed $1,000,000. In no case shall either party be responsible for any indirect, incidental or consequential damages of any kind.

SECTION 11. MISCELLANEOUS

11.1 Notices. All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective Parties as follows:

To AMKOR:

Amkor Technology, Inc.
1345 Enterprise Drive
West Chester, Pennsylvania 19380
Attention:  General Counsel

To Simtek:

Simtek Corporation
4250 Buckingham Drive, Suite 100
Colorado Springs, CO 80907, USA

Attention:  Mr. Douglas Mitchell


All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be by postage prepaid registered or certified express airmail, or by facsimile or e-mail confirmed by such mail, and except as provided otherwise shall be deemed to be given or made when received by the named addressee in the case of mail and when dispatched with receipt acknowledgment in the case of e-mail or facsimile.

11.2 Modification. Any Party may alter its address as set forth above by written notice to the other Party hereto. Any Party may waive its right to confirmation by mail or facsimile or e-mail communications as provided for in Section 11.1.

11.3 Acts Beyond Control.

(a) In the event that lawful performance of this Agreement or any part hereof by a Party hereto shall be rendered impossible by or as a consequence of any law, or act of government or political subdivision having jurisdiction over such Party, or act of God or other matter beyond the control of the Parties, such Party shall not be considered in default of this Agreement by reason of any resulting failure to perform.

(b) Any delay in or failure by a Party hereto in the performance of any obligations under this Agreement shall be excused if and to the extent caused by occurrences beyond such Party's reasonable control; including, but not limited to, acts of God, strikes or other labor disturbances, war, whether or not declared, or sabotage.

11.4 Assignment. Neither party shall assign its rights and obligations under this Agreement without the prior written consent of the other Party except to a successor in ownership of all or substantially all the assets of the assigning Party, and in which case, such successor shall expressly assume in writing the performance of all terms and conditions of this Agreement to be performed by the assigning Party.

11.5 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, such provision shall be deemed severed. The validity of the remaining parts or provisions shall not be affected by such holding, unless such unenforceability substantially impairs the benefit of the remaining portion of this Agreement.

11.6 Waiver. No failure or delay on the part of either Party in the exercise of any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or privilege preclude other or further exercise thereof or of any other right or privilege.

11.7 Publicity. Neither Party shall issue press releases, advertisements, publicity, public announcements or confirmations of same, concerning this Agreement without prior written consent of the other Party. Either Party may release information concerning this Agreement for the purposes of corporate structuring, financing and/or recruiting new employees. Any other release of information concerning this Agreement shall require prior written consent of the other Party, or shall be permitted if compelled by law.

11.8 Captions. The captions used in this Agreement are for convenience only and are not to be used in interpreting the obligations of the Parties under this Agreement.

11.9 Choice of Law. The validity, construction and performance of this Agreement and the transactions to which it relates shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles.

11.10 Arbitration. Should any disputes or differences arise from the Agreement, or in connection with its performance, the Parties shall first attempt to arrive at an amicable settlement. An attempt at settlement shall be deemed to have failed when one of the Parties advises the other party in writing to this effect. In the event of failure of the attempt at settlement, the dispute shall be finally settled under the commercial rules of arbitration then in effect of the American Arbitration Association, by three arbitrators appointed in accordance with such rules. Such arbitration shall be held in Denver, Colorado and the language of arbitration shall be English. The decision of the arbitrators shall be final and binding upon the Parties hereto. The arbitrators shall have authority to determine and assess all expenses of the arbitration against any, or all, of the Parties thereto.

11.11 Entire Agreement. This Agreement embodies the entire understanding of the Parties as it relates to the subject matter contained herein and, as such, supersedes any other understandings between the Parties relating thereto. No amendment or modification of this Agreement shall be valid or binding upon the Parties unless signed by their respective, duly authorized, officer.

11.12 Exhibit. The Exhibit A attached to this Agreement, is an integral part of this Agreement. As such, the application of laws and intent of both Parties govern the contents of the Exhibit in the same manner as this Agreement itself.

11.13 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, provided that neither Party shall assign any of its rights or privileges unless permitted under Section 11.4.

11.14 Relationship of Parties. Neither the making of this Agreement nor the performance of any part of the provisions hereof shall be construed to establish a partnership or joint venture relationship. The Parties expressly agree that their relationship shall be that of independent entities contracting at arms-length with each other.

11.15 Employee Solicitation. In recognition of the value of the technical personnel of the respective Parties, each Party agrees not to solicit, or attempt to solicit, any employee of the other Party during the term of the Agreement, and for a period of three years after termination of the Agreement in accordance with Sections 8 and 9. However, nothing in this Section 11.15 shall prevent either Party from hiring a former employee of the other Party who has solicited the hiring Party.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers on the dates indicated below.


AMKOR TECHNOLOGY, INC.                            SIMTEK CORPORATION

By:  /s/ Jihad Kiwan                              By:  /s/ Douglas Mitchell
-----------------------------------------------------------------------------------------------
Title:   Sr. Vice President & General Manager     Title:  Chief Executive Officer and President
-----------------------------------------------------------------------------------------------
Date:  September 28, 2001                         Date:  September 28, 2001
-----------------------------------------------------------------------------------------------

                                    EXHIBIT A

The following summarizes the development of SONOS-based nonvolatile memory technology between Simtek and Amkor:

     1.   Objectives
          ----------

          Activities identified in this document are intended for development using Amkor's 0.25(mu)m CMOS process as the baseline from which to derive the production devices defined below.

          (d) Nonvolatile static RAM (nvSRAM) products. Minimum array density of 1 Mbit. Goal of 4 Mbit.

          (e) Flash Memory products. Minimum array density goal of 4 Mbit. Goal of 32 Mbit.

     2.   Technology
          ----------

          Simtek has designed and manufactured nonvolatile static RAM products on 1.5um, 1.2um and 0.8um processes using a silicon nitride nonvolatile element built into the SRAM cell. This project is designed to install the silicon-oxide-nitride-oxide-semiconductor (SONOS) process on a 0.25um manufacturing line to support production of high-density nvSRAM and FLASH products.

     3.   Product Development.
          -------------------

          Technology development phase

          (a)  Amkor will provide the following:

               (1)  Detailed 0.25um CMOS design rules.

               (2)  Detailed 0.25um CMOS process specification.

               (3) If available for Simtek's use, any existing SRAM cell layout designed for this process, which may be used as a baseline for design of our nvSRAM cell.

               (4) Process engineering support to assist in integration of the SONOS process.

          (b)  Simtek will provide the following:

               (1) Process and design engineering support for the integration of the SONOS process and manufacturing of the Simtek products.

               (2) Design engineering to support design of Simtek's family of products.

               (3) Product engineering support to monitor development of the process, then production monitors for yield enhancement.

          (c)  Schedule Goals

----------------------------------------------------|----------------------------------------------------------------------------|
                                                    |  Months Into Project Start                                                 |
----------------------------------------------------|----------------------------------------------------------------------------|
                                                    |  1    2    3    4    5    6    7    8    9    10   11   12   13   14  15   |
----------------------------------------------------|----------------------------------------------------------------------------|
DR, ET, process integration                         |****                                                                        |
----------------------------------------------------|----------------------------------------------------------------------------|
Finalize process integration flow                   |*********                                                                   |
----------------------------------------------------|----------------------------------------------------------------------------|
Process module development                          |      ***                                                                   |
----------------------------------------------------|----------------------------------------------------------------------------|
Test chip design and layout                         |*********                                                                   |
----------------------------------------------------|----------------------------------------------------------------------------|
First test chip lot (to metal 1)                    |           ******                                                           |
----------------------------------------------------|----------------------------------------------------------------------------|
Test chip test program development                  |      ***********                                                           |
----------------------------------------------------|----------------------------------------------------------------------------|
Test chip characterization                          |                 ****                                                       |
----------------------------------------------------|----------------------------------------------------------------------------|
Process tweak and frozen                            |                     ****                                                   |
----------------------------------------------------|----------------------------------------------------------------------------|
Second test chip lot to metal 1 (if needed)         |                        *****                                               |
----------------------------------------------------|----------------------------------------------------------------------------|
Second test chip characterization (if needed)       |                               ****                                         |
----------------------------------------------------|----------------------------------------------------------------------------|
Finalize ET structure layout for HV and NV          |                                   *****                                    |
----------------------------------------------------|----------------------------------------------------------------------------|
1M nvSRAM design and tapeout                        |****************************************                                    |
----------------------------------------------------|----------------------------------------------------------------------------|
1M nvSRAM product lot (complete process)            |                                         *******                            |
----------------------------------------------------|----------------------------------------------------------------------------|
Sort program for 1M nvSRAM product                  |                           *********************                            |
----------------------------------------------------|----------------------------------------------------------------------------|
Product evaluation on first lot                     |                                                ****                        |
----------------------------------------------------|----------------------------------------------------------------------------|
Burn-in and qualification                           |                                                    ***********             |
----------------------------------------------------|----------------------------------------------------------------------------|
Design and layout fix                               |                                                    ******                  |
----------------------------------------------------|----------------------------------------------------------------------------|
Second 1M nvSRAM product lot (if needed)            |                                                          ********          |
----------------------------------------------------|----------------------------------------------------------------------------|
Product evaluation on second lot                    |                                                                 ***        |
----------------------------------------------------|----------------------------------------------------------------------------|

                                Appendix A - MSA
                       (MSA to be added at a future time)

                          Schedule A - Product Marking
                         (to be added at a future time)